UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2024

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events.

As previously disclosed, on April 15, 2021, a putative class action lawsuit was filed against ZoomInfo Technologies LLC, a subsidiary of ZoomInfo Technologies Inc. (the “Company” and, together with its subsidiaries, “ZoomInfo”) in the United States District Court for the Northern District of Illinois (Eastern Division) (the “Illinois District Court”) alleging ZoomInfo’s use of Illinois residents’ names in public-facing web pages violates the Illinois Right of Publicity Act (the “Illinois Class Action”). In addition, as previously disclosed, on September 30, 2021, a putative class action lawsuit was filed against the Company in the United States District Court for the Western District of Washington alleging ZoomInfo’s use of California residents’ names in public-facing web pages violates California statutory and common law regarding the right of publicity as well as misappropriation (the “California Class Action”).
On February 24, 2024, ZoomInfo entered into a Memorandum of Understanding (“MOU”) with plaintiffs in the Illinois Class Action containing material terms of settlement. The parties intend to enter into a settlement agreement on the terms set forth in the MOU that, if approved as described below, will resolve the Illinois Class Action, the California Class Action and similar, unfiled claims in the states of Indiana and Nevada (the Illinois Class Action, the California Class Action, and the similar unfiled claims in Indiana and Nevada are collectively referred to as the “Class Actions”). Under the terms of the MOU, ZoomInfo has agreed to pay an amount equal to 3% of the statutory damages to each eligible class member in the states of California, Illinois, Indiana, and Nevada. The estimated total settlement amount set forth in the MOU is approximately $26 million to $29 million, based on the estimated size of each state’s settlement class, and the total settlement amount will be finalized based on confirmatory discovery, to be completed on or before May 24, 2024.
The proposed settlement will be subject to preliminary and final approval by the Illinois District Court and certain other conditions. If approved as contemplated by the MOU, the proposed settlement would release all claims by any class member against ZoomInfo based on the alleged use of such class member’s identity, persona, name, image, likeness, or personal information for any commercial purpose without consent, including any claims alleging a violation of any right of publicity law. The settlement is not an admission of fault or wrongdoing by ZoomInfo. However, it believes that a resolution of these claims at this time is in the best interest of the Company given the costs and risks inherent in litigation.
The Company expects to incur charges of approximately $26 million to $29 million to settle the Class Actions, with substantially all of these charges to be incurred in the first half of 2024. The charges that the Company expects to incur are subject to a number of assumptions, including the number of class members in each state, and actual expenses may differ materially from the estimates disclosed.
Cautionary Statement Regarding Forward-Looking Information:
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify our forward-looking statements by the words “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “goal”, “intend”, “may”, “might”, “objective”, “outlook”, “plan”, “potential”, “predict”, “projection”, “seek”, “should”, “target”, “trend”, “will”, “would” or the negative version of these words or other comparable words. Any statements in this Current Report on Form 8-K regarding: (i) the MOU or settlement agreement resolving the Class Actions; (ii) the ability to secure approval of the proposed settlement from the Illinois District Court and to satisfy all conditions of the proposed settlement; (iii) the charges expected to be incurred to resolve these matters; and (iv) any other statements that are not historical facts, are forward-looking statements. We have based our forward-looking statements on beliefs and assumptions based on information available to us at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future results may, and often do, vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.

Factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, among other things: (i) the proposed settlement requiring more activity or expense than expected; (ii) the Company’s ability to overcome any objections or appeals regarding the proposed settlement; and (iii) the amount of increase in the settlement class size following completion of confirmatory discovery. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. Each forward-looking statement contained in this Current Report on Form 8-K speaks only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: February 26, 2024
By:     /s/ Anthony Stark
Name:  Anthony Stark
Title:   General Counsel and Corporate Secretary